Property, Plant and Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
Property, Plant and Equipment

Property, plant and equipment, net consisted of:

	December 31,
(in millions of dollars)	2012	2011
Land and improvements	$27.5	$13.6
Buildings and improvements to leaseholds	151.3	115.5
Machinery and equipment	379.2	321.7
Construction in progress	33.4	12.5
	591.4	463.3
Less: accumulated depreciation	(317.8)	(316.1)
Property, plant and equipment, net(1)	$273.6	$147.2

(1)
Net property, plant and equipment as of December 31, 2012 and 2011 contained $26.9 million and $24.9 million of computer software assets, which are classified within machinery and equipment and construction in progress. Amortization of software costs was $8.4 million, $9.5 million and $10.1 million for the years ended December 31, 2012, 2011 and 2010, respectively.